UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 21, 2017

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2928 Ramco Street, Suite 120 West Sacramento, CA	95691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2017, RiceBran Technologies (the “Company”) appointed Robert S. Bucklin, 67, to the Company’s Board of Directors (the “Board”). Mr. Bucklin brings over 38 years of extensive financial services experience within the food and agriculture industries to the Company. Mr. Bucklin recently completed twenty years of service at Rabobank International, culminating with his position as Vice Chairman of North America Wholesale banking where his primary responsibilities included U.S. and Canadian Wholesale Clients, Corporate Banking, Mergers and Acquisitions, and Food & Agribusiness Research and Advisory. Prior to being named Vice Chairman, he served as Chief Corporate Banking Officer of Rabobank International, where he led the significant growth of Rabobank’s regional business and client relationships, and helped establish Rabobank as the premier Food & Beverage bank in North America. Before joining Rabobank International, he served as President and Chief Operating Officer of First City-Dallas bank and in various executive level capacities at The First Bank of Chicago.

Mr. Bucklin currently serves as a member of the boards of directors of Fresh Del Monte Produce, OSI Group, LLC, Agrivida, Inc., Bay State Milling Company and Frequentz, Inc. He also serves as a member of the Advisory Board for Jacob Stern & Sons, as Chairman of the Investment Advisory Committee for Cultivian Sandbox, and as Chairman of Global Green USA, a non-profit organization. Mr. Bucklin holds a Bachelors degree in Finance from the University of Illinois and an MBA from the Harvard Business School.

Mr. Bucklin will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangement for non-employee directors. A description of the Company’s non-employee director compensation appears under the caption “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 12, 2017. The Board has not determined the Board committees on which Mr. Bucklin will serve.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: August 25, 2017	By:	/s/ Robert Smith
Robert Smith
Chief Executive Officer
(Duly Authorized Officer)